Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), the undersigned, Alan Woinski, Chief Executive Officer and Chief Financial Officer of Gaming Venture Corp., U.S.A., (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10QSB for the nine months ended September 30, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2004

By /s/Alan Woinski
   ----------------------
Alan Woinski
Chief Executive Officer
Chief Financial Officer